SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         Northern Star Financial, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                          NORTHERN STAR FINANCIAL, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



         The Annual Meeting of Shareholders of Northern Star Financial, Inc. will be held on October 11, 1999, at 4:00 p.m. (Central Daylight Time), at the office of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, for the following purposes:

         1.       To set the number of directors at seven (7).

         2.       To elect two (2) Class I directors for the ensuing year.

         3. To approve a 75,000 share increase in the number of shares reserved for the Company's 1998 Equity Incentive Plan.

         4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on August 25, 1999, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                           BY ORDER OF THE BOARD OF DIRECTORS



                                            Thomas P. Stienessen
                                            Chief Executive Officer

Mankato, Minnesota
September 20, 1999

                          NORTHERN STAR FINANCIAL, INC.

                         Annual Meeting of Shareholders
                                October 11, 1999


                                 PROXY STATEMENT


                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Northern Star Financial, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on October 11, 1999, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 1650 Madison Avenue, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about September 20, 1999.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed August 25, 1999, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on August 25, 1999, 425,600 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


             SHAREHOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table provides information as of August 25, 1999, concerning the beneficial ownership of Common Stock of the Company by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

   Name and Address of                Number of Shares           Percent of
     Beneficial Owner                Beneficially Owned           Class (1)
     ----------------                ------------------           ---------

Frank L. Gazzola                         43,400(2)(3)               10.1%
  224 Crestwood Drive
  North Mankato, MN  56003
Steven A. Loehr                          42,400(2)(4)                9.9%
  5216 Richwood Drive
  Edina, MN  55436
Thomas P. Stienessen                     38,400(5)                   8.9%
  1650 Madison Avenue
  Mankato, MN  56001
Thomas J. Reynolds                       37,400(2)(6)                8.7%
  19 Dellview Lane
  Mankato, MN  56001
Robert H. Dittrich                       36,000(2)(7)                8.4%
  826 North Broadway
  New Ulm, MN  56073
Dean M. Doyscher                         35,000(2)(8)                7.4%
  78 Cree Point Drive
  Mankato, MN  56001
Michael P. Reynolds                      12,200(2)(9)                2.8%
  74 Cree Point Drive
  Mankato, MN  56001
Directors and Officers as a Group
(7 persons)                             244,800(10)                 55.2%

-----------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 15, 1999, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes 3,000 shares which will become purchasable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1998 Equity Incentive Plan, if the proposed share increase is approved by the shareholders (see Proposal #3).
(3) Includes 8,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999.
(4) Includes 7,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999.
(5) Includes 6,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999. Mr. Stienessen shares voting and investment power over such shares with his wife.
(6) Includes 7,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999. Mr. Reynolds shares voting and investment power over such shares with his wife.
(7) Includes 1,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999.
(8) Includes 7,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999. Mr. Doyscher shares voting and investment power over such shares with his wife.
(9) Includes 3,200 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999.
(10) Includes 40,800 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of August 25, 1999 and 18,000 shares which will become exercisable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1998 Equity Incentive Plan, if the proposed share increase is approved by the shareholders (see Proposal #3).


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the shareholders at each annual meeting. The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class I will be elected at the Annual Meeting. Directors who are members of Classes II and III will continue to serve for the terms for which they were previously elected. The Board of Directors recommends that the number of directors be set at seven and that two Class I directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The Board of Directors nominates Michael P. Reynolds and Steven
A. Loehr for re-election as Class I directors. If elected, Messrs. Reynolds and Loehr will each serve for a three year term as a Class I director and until his successor has been duly elected and qualified.

         In the absence of other instructions, each proxy will be voted for each of the Class I nominees. If, prior to the meeting, it should become known that any [either] of the Class I nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any [either] nominee will be unable to serve. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

         Robert H. Dittrich (Class II, term ending at 2000 Annual Meeting), age 62, has been a director of the Company since March 1999. Mr. Dittrich has been involved in banking as an owner and director since 1972. Mr. Dittrich is currently the owner and Chairman of American Community Banks and Insurance Agencies in Sleepy Eye, Medford and Chanhassen, Minnesota. Mr. Dittrich is also the owner of Dittrich Specialties of New Ulm and Inver Grove Heights, Minnesota, and Midwest Commodities Brokers and Traders, Inc. in New Ulm, Minnesota.

         Dean M. Doyscher (Class III, term ending at 2001 Annual Meeting), age 54, has been a director of the Company since its formation. Mr. Doyscher has served as President of Security Management and Realty, Inc. since 1978. Security Management and Realty, Inc. owns and manages commercial property throughout all of rural Minnesota including rural housing projects in over 55 Minnesota cities. Mr. Doyscher attended Mankato State University where he earned both undergraduate and graduate degrees in Urban and Regional Planning. Mr. Doyscher was employed as the Deputy Director of the Model Cities Program for Lewiston, Maine before becoming the Director of Planning for the City of Mankato and Blue Earth County in 1972. During 1973-1976 Mr. Doyscher served as the first Executive Director of the Region Nine Development Commission serving nine counties in South Central Minnesota. Prior to forming his own management and realty company in 1988, Mr. Doyscher served from 1976-1988 as a consultant with Professional Planning and Development, providing rural Minnesota cities with tax increment financing, economic development, zoning and housing plans. Professional Planning and Development was named Minnesota's Economic Developer of the Year in 1988. Mr. Doyscher's other relevant experience includes service as President, Minnesota Planning Association; Director, Minnesota Council for Affordable and Rural Housing; and past member of the Board of Directors, Mid-America, Bank South.

         Frank L. Gazzola (Class II, term ending at 2000 Annual Meeting), age 71, has been Chief Financial Officer, Treasurer, Secretary and a director of the Company since its formation. Mr. Gazzola has served as President of Frank L. Gazzola, Chartered, Certified Public Accountants since 1987. Mr. Gazzola has been engaged in public accounting for over 25 years, for most of that time as the founder and managing partner of one of Southern Minnesota's largest CPA firms. Mr. Gazzola was a founder of SGL, Inc., a holding company for the Family Bank and served as an officer and director until April 1998. He has served on the boards of numerous civic, commercial and financial enterprises including Mankato District 77 School Board and as a Director and Treasurer of American Western Corporation, a manufacturer of extruded plastic products. Mr. Gazzola attended Columbia University, the University of Minnesota, and Mankato State University from which he received a B.S. in Business Administration.

         Steven A. Loehr (Class I, term ending at 1999 Annual Meeting), age 50, has been a director of the Company since March 1999. Mr. Loehr has served as President of Homeland Mortgage, LLC, a mortgage banker, since July 1999. From February 1992 to September 1998 he served as Senior Vice President of Voyager Bank.

         Michael P. Reynolds (Class I, term ending at 1999 Annual Meeting), age 56, has been a Director of the Company since its formation. Mr. Reynolds has served as Vice-President of Reynolds Welding Supply Company in Mankato, Minnesota and Welders Supply Company in Wilmar, Minnesota since 1963. Reynolds Welding Supply Company is engaged in the sale of industrial gases and welding supplies and operates in three states. Mr. Reynolds has been involved in many fund raising efforts for the Mankato State University Athletic Department. He previously served as volunteer for the Mankato United Way and is a past president of the Mankato Golf Club. Mr. Reynolds is the brother of Thomas Reynolds.

         Thomas J. Reynolds (Class III, term ending at 2001 Annual Meeting), age 62, has been a director of the Company since its formation. Mr. Reynolds is a Mankato native and has served as President of Welders Supply Company and Reynolds Welding Supply since 1952. Mr. Reynolds served on the Board of Directors for the National Bank of Commerce, presently called Mid-America Bank, for six years from 1984 to 1990. Mr. Reynolds is the brother of Michael Reynolds.

         Thomas P. Stienessen, (Class II, term ending at 2000 Annual Meeting), age 53, has been Chief Executive Officer, President and a director of the Company since its formation. Prior to forming the Company, Mr. Stienessen served as Chief Executive Officer and President of SGL, Inc., a holding company for the Family Bank, where Mr. Stienessen served as Chairman, Chief Executive Officer, President and a Director as well as a member of the Executive and Operating Committees since January 1991. Mr. Stienessen has more than 25 years of experience in banking and in mortgage banking, including consumer, residential, construction, commercial and commercial real estate lending. Mr. Stienessen's experience includes bank marketing, branch management, branch operations, accounting, planning and budgeting, underwriting and correspondent/lending. Previous banking experiences include positions as Senior Vice President of TCF Mortgage Corporation and Vice President and Regional Manager of TCF Bank.

Committee and Board Meetings

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's audit process. During fiscal 1999, the Audit Committee, which consists of Messrs. Doyscher, Gazzola, Michael Reynolds and Thomas Reynolds, met once. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee, which consists of Messrs. Doyscher, Gazzola, Michael Reynolds and Thomas Reynolds, did not formally meet during fiscal 1999.

         The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1999, the Board of Directors held 14 formal meetings. Each director attended 100% of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors' Fees

         Directors currently receive directors' fees in the amount of $1,000 per year plus $500 for each Board or Committee meeting attended. In addition, under the Company's 1998 Equity Incentive Plan, persons who were nonemployee directors at the time of adoption of the Plan or who are subsequently elected to the Board of Directors are automatically granted a nonqualified option to purchase 3,000 shares of Common Stock at fair market value. Each nonemployee director who is re-elected as a director or whose term of office continues after a meeting at which directors are elected is automatically granted an option to purchase 3,000 shares of Common Stock at fair market value. During fiscal 1999, each current director except Mr. Stienessen received an option to purchase 3,000 shares at $10 per share pursuant to the Plan.


                              CERTAIN TRANSACTIONS

         The Company's wholly-owned subsidiary, Northern Star Bank, has entered into a 10-year lease agreement with Colonial Square Partners, Inc. to lease approximately 5,000 square feet of a 18,000 square foot single level, multi-tenant colonial style office building. Dean Doyscher, a director and principal shareholder of the Company, is a partner of Colonial Square Partners, Inc. The Bank invested approximately $204,000 for leasehold improvements, including the construction of walls, windows, and doors, paint, floor tile and carpet, electrical and a drive-through canopy. The Company has obtained an independent appraisal of market rents in the Bank's proposed market. The Company believes that this transaction is on terms no less favorable to the Bank than could be obtained from an unaffiliated third party.

         Mr. Thomas Stienessen, President and Chief Executive Officer of the Company, paid the organizational expenses of the Company and Northern Star Bank until December 31, 1998, when the closing occurred on the minimum amount of the Company's initial public offering. At that time the Company reimbursed Mr. Stienessen for such expenses in the amount of $72,981 from the proceeds of the offering.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid to the Chief Executive Officer since formation of the Company. No other executive officer received total salary and bonus compensation in excess of $100,000 for fiscal 1999.



                           Summary Compensation Table
                                                                                                   Long-term
                                                      Annual Compensation                        Compensation
                                                --------------------------------------           ------------
                                                                                                   Securities
             Name and Principal                                 Salary           Bonus         Underlying Options
                Position                         Year          ($) (1)            ($)             (# of shares)
             ------------------                  ----          -------           -----         -------------------
Thomas P. Stienessen,                            1999          $100,000            0                  9,400
     Chief Executive Officer and                 1998                 0            0                      0
     President of the Company and
     of Northern Star Bank
-----------------------


(1) Compensation to Mr. Stienessen is paid by Northern Star Bank, the Company's wholly-owned subsidiary.

Employment Agreement

         The Company has entered into a three-year employment agreement with Thomas P. Stienessen pursuant to which Mr. Stienessen will serve as the President and Chief Executive Officer of Northern Star Bank. During the term of the agreement, Mr. Stienessen will be paid an annual salary determined by the Board (currently $100,000) and is eligible to participate in discretionary bonuses that may be authorized by the Board of Directors to senior management of the Bank. Mr. Stienessen will be eligible to participate in any management incentive program of the Bank or any long-term equity incentive program and will be eligible for grants of stock options and other awards thereunder. Additionally, Mr. Stienessen will participate in any retirement, welfare and other benefit programs established by the Bank and is entitled to a life insurance policy and an accident liability policy and reimbursement for automobile expenses, club dues, and travel and business expenses. Furthermore, if in connection with a change of control of the Bank, Mr. Stienessen is terminated without cause or voluntarily quits because of certain specified reasons, he is entitled to a lump sum payment of 2.99 times his annual base salary.

Option/SAR Grants During 1999 Fiscal Year

         The following table sets forth options that have been granted to the Chief Executive Officer during the Company's last fiscal year ended June 30, 1999. The Company has not granted any stock appreciation rights.



                                   Number of        Percent of Total
                                   Securities         Options/SARs
                                   Underlying          Granted to       Exercise or
                                  Options/SARs        Employees in       Base Price
        Name                        Granted            Fiscal Year       ($/Share)        Expiration Date
        ----                        -------            -----------       ---------        ---------------
Thomas P. Stienessen                6,400(1)              51.6%           $10.00             8/10/08
                                    3,000(2)              24.2%           $10.00            12/31/08
-------------------


(1)      Such option was exercisable immediately on the date of grant.

(2) Such option is exercisable in three equal annual installments of 1,000 shares each commencing December 31, 1999.

Aggregated Option/SAR Exercises During 1999 Fiscal Year and Fiscal Year End Option/SAR Values

         No options were exercised by the Chief Executive Officer during fiscal 1999. The following table provides information related to the number and value of options held at fiscal year end by the Chief Executive Officer:



                                       Number of Securities
                                      Underlying Unexercised                  Value of Unexercised In-the-
                                    Options at Fiscal Year End             Money Options at Fiscal Year End(1)
                                    --------------------------             -----------------------------------
Name                             Exercisable       Unexercisable            Exercisable             Unexercisable
----                             -----------       -------------            -----------             -------------
Thomas P. Stienessen               6,400             3,000                     $ 0                       $0

------------------


(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing bid price as of June 30, 1999, as quoted on the OTC Bulletin Board, was $10.00.


                   APPROVAL OF INCREASE IN SHARES RESERVED FOR
                           1998 EQUITY INCENTIVE PLAN
                                  (Proposal #3)

General

         The Company currently has in effect a 1998 Equity Incentive Plan (the "Plan"). The Board has approved, subject to shareholder approval, a 75,000 share increase in the number of shares reserved for the Plan. The Board believes that the Plan has been, and will continue to be, important for attracting, retaining and providing incentives for those officers, directors and key employees upon whose judgment, initiatives and efforts the Company is largely dependent for the successful conduct of its business. The Company currently has only 17,700 shares reserved for the grant of new options under the Plan and the increase is intended to replenish that reserve.

Description of 1998 Equity Incentive Plan

         A general description of the basic features of the Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to Thomas Stienessen, the Company's Chief Executive Officer.

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company and consultants and advisors to the Company, upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the Plan during a period of ten (10) years from the date the Plan was adopted by the Board of Directors (until August 2008), and nonqualified stock options may be granted until the Plan is discontinued or terminated by the Board of Directors.

         Administration. With the exception of the stock options automatically issued to Non-Employee Directors as described below, the Plan is administered by the Board of Directors or the Compensation Committee of the Board of Directors, all of the members of which are "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934 (collectively referred to as the "Administrator"). The Plan gives broad powers to the Administrator to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of September 3, 1999, the Company and its subsidiary had nine officers and employees and six non-employee directors.

         Options. When an option is granted under the Plan, the Administrator, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option set by the Administrator may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the Plan. Unless otherwise determined by the Administrator, the exercise price of a nonqualified stock option will not be less than 100% of the fair market value on the date of grant; provided, however, that the exercise price may not be less than 85% of the fair market value on the date of grant. The closing bid price of the Company's Common Stock was $10.25 on September 2, 1999. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise, is set by the Administrator. Generally, an incentive stock option may not be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the Plan. Each option granted under the Plan is generally nontransferable during the lifetime of the optionee; however, the Administrator may, in its sole discretion, permit the transfer of a nonqualified stock option to immediate family members or to certain family trusts or family partnerships.

         Generally, under the form of option agreement which the Administrator is currently using for options granted under the Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death or disability, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death or disability, whichever is earlier. The Administrator may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Change of Control. In the event that (i) the Company is acquired through the sale of substantially all of its assets or through a merger or other transaction (a "Transaction"), (ii) after the effective date of the Plan a person or entity becomes the holder of 30% or more the Company's outstanding Common Stock, or (iii) individuals who constituted the Board on the effective date of the Plan ceased for any reason thereafter to constitute at least a majority of the Board of Directors (with exceptions for individuals who are nominated by the current Board of Directors), all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining terms of such outstanding options, whether or not the participants to whom the options have been granted remain employees of the Company or a subsidiary. The acceleration of the exercisability of outstanding options may be limited, however, if the acquiring party seeks to account for a Transaction on a "pooling of interests" basis which would be precluded if such options are accelerated. The Board may also take certain additional actions, such as terminating the Plan, providing cash or stock valued at the amount equal to the excess of the fair market value of the stock over the exercise price, or allowing exercise of the options for stock of the succeeding company.

         Automatic Grants to Non-Employee Directors. The Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who was a director on the date the Plan was adopted by the Board of Directors or who is elected for the first time as a director is automatically granted a nonqualified option to purchase 3,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of the Non-Employee Director's initial election, which option is exercisable, to the extent of 1,000 shares immediately and on each of the first two anniversaries of the date of grant. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an immediately exercisable nonqualified option to purchase 3,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of such re-election or shareholder meeting. No director shall receive more than one option to purchase 3,000 shares pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.

         Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended in any manner that will: (i) materially increase the number of shares subject to the Plan, except as provided in the case of stock splits, consolidations, stock dividends or similar events;
(ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the Plan, without the approval of the shareholders, if such approval is required to comply with Code Section 422 or the requirements of Section 16(b) of the Act.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan Benefits. The table below shows the total number of stock options that have been received under the Plan to date by the indicated individuals and groups. Except for the automatic grants to Non-Employee Directors, future grants of stock options under the Plan are subject to the discretion of the Administrator. Therefore, the future benefits that may be received by the foregoing individuals or groups under the Plan cannot be determined at this time.

                                                                 Number of
         Name and Position/Group                               Options Received
         -----------------------                               ----------------
         Thomas P. Stienessen, President and CEO                    3,000
         Current Executive Officer Group                            3,000
         Current Non-Executive Officer Director Group              18,000(1)
         Current Non-Executive Officer Employee Group               3,000

         (1) Does not include options to purchase an aggregate of 18,000 shares which Non-Employee Directors are entitled to receive under the Plan as of the date of the Annual Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to Insiders were complied with except that all Insiders were late filing their initial reports on Form 3.

                          INDEPENDENT PUBLIC ACCOUNTANT

         Bertram Cooper & Co., LLP served as the Company's independent accountants for fiscal 1999. Representatives of Bertram Cooper & Co., LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 annual meeting of shareholders must be received by the Company by May 19, 2000, to be considered for inclusion in the Company's proxy statement and related proxy for the 2000 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2000 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after August 2, 2000, then management named in the Company's proxy form for the 2000 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                   FORM 10-KSB

         A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1999, (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ON AUGUST 25, 1999, THE RECORD DATE FOR THE ANNUAL MEETING, AND SHOULD BE DIRECTED TO THOMAS P. STIENESSEN, PRESIDENT, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             Thomas P. Stienessen
                                             Chief Executive Officer
Dated:  September 20, 1999
        Mankato, Minnesota

                          NORTHERN STAR FINANCIAL, INC.
                            PROXY FOR ANNUAL MEETING
                           Of Shareholders To Be Held
                                October 11, 1999

         The undersigned hereby appoints THOMAS P. STIENESSEN and FRANK L. GAZZOLA, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Northern Star Financial, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, at 4:00 p.m. (Central Daylight Time) on October 11, 1999, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

         The Board of Directors recommends that you vote FOR each proposal below.

1.       Set the number of directors at seven (7):

         [  ] FOR    [  ] AGAINST     [  ] ABSTAIN

2.       Elect Class I directors: [Nominees: Michael P. Reynolds and
         Steven A. Loehr]

         [  ] FOR all nominees listed above [  ] WITHHOLD AUTHORITY to vote
              (except those whose names have     for all nominees listed above
              been written in below)

         To withhold authority to vote for any individual nominee write that nominee's name on the line below

         ---------------------------------------------------------------------

3. Approve 75,000 share increase in number of shares reserved for 1998 Equity Incentive Plan

         [  ] FOR     [  ] AGAINST      [     ] ABSTAIN

4.       Other Matters.  In their discretion, the Proxies are . . .

         [  ]  AUTHORIZED       [  ]         NOT  AUTHORIZED  . . .

         to vote upon such other business as may properly come before the Meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: ____________________, 1999

                                         ______________________________________


                                         ______________________________________
                                         PLEASE DATE AND SIGN ABOVE exactly as
                                         name appears at the left, indicating,
                                         where appropriate, official position
                                         or representative capacity. For stock
                                         held in joint tenancy, each joint owner
                                         should sign.

                          NORTHERN STAR FINANCIAL, INC.
                           1998 EQUITY INCENTIVE PLAN
                     (As Amended Through September 15, 1999)


                                   SECTION 1.
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

                  (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(a), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

                  (b) The "Company" shall mean Northern Star Financial, Inc., a Minnesota corporation.

                  (c) "Fair Market Value" as of any day shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock;
         (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

                  (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                   (e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any Subsidiary.

                  (f) The "Participant" means (i) an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9 and (ii) a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10.

                  (g) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

                  (h) The "Plan" means the Northern Star Financial, Inc. 1998 Equity Incentive Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

                  (i) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for incentive and nonqualified stock options pursuant to this Plan.

                  (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.
                                     PURPOSE

         The Plan has been established to promote the interests of the Company, its Subsidiaries and its stockholders by (i) attracting and retaining exceptional employees and directors; (ii) motivating such employees and directors by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees and directors to participate in the long-term growth and financial success of the Company.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within 12 months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such 12-month period.


                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.
                                       2

                                   SECTION 4.
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option, the option price, and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Participant to Participant) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.
                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees to whom incentive stock options shall be granted pursuant to Section 9 of the Plan and those employees, officers, directors (including Non-Employee Directors), consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Administrator may grant additional incentive stock options and nonqualified stock options under this Plan to some or all Participants then holding options or may grant options solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned to each such Participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.
                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Stock. One Hundred Sixteen Thousand Seven Hundred (116,700) shares of Stock shall be reserved and available for stock options under the Plan; provided, however, that the total number of shares of Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding stock option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to such portion of the option shall continue to be reserved for stock options under the Plan and may be optioned hereunder.


                                   SECTION 7.
                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.
                                     PAYMENT

         Participants may pay for shares upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                  (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five years after the date on which it is granted.

                           The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

                  (d) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

                  (e) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

                  (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Participant's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                  (d) Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

                  (e) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

                  (f) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.
                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Upon Joining Board. Each Non-Employee Director of the Company who is a director of the Company at the time this Plan became effective, or whose initial election or appointment to the Board of Directors occurs on or after the date this Plan is approved by the Company's shareholders shall, as of the date of such election, automatically be granted an option to purchase 3,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on such date. Options granted pursuant to this subsection
         (a) shall be immediately exercisable to the extent of 1,000 shares subject to such option and to the extent of an additional 1,000 shares on each of the two anniversaries of the date of grant.

         (b) Upon Re-election to Board. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 3,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such re-election or shareholder meeting. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

         (c) General. No director shall receive more than one option pursuant to subsection (b) of this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company except that the option shall expire on the earlier of (i) three months after the Optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this Section 11 may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.


                                   SECTION 12.
                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Stock reserved under Section 6 hereof and the number of shares of Stock covered by each outstanding stock option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the Option Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding stock options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, the acceleration of the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, or in the event a pooling of interests transaction precludes the acceleration of the exercisability of outstanding options, the Board may provide for one or more of the following:

                  (a) the complete termination of this Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

                  (b) that Participants holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

                   (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 13.
                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and
(ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

                  (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

                  (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

                  (c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.


                                   SECTION 14.
                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any stock option which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive stock options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 15.
                        NO OBLIGATION TO EXERCISE OPTION

         The granting of a stock option shall impose no obligation upon the Participant to exercise such option. Further, the granting of a stock option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.

                                   SECTION 16.
                           COMPLIANCE WITH OTHER LAWS

         This Plan shall be administered in accordance with all applicable federal or state laws, regulations and policies, including but not limited to regulations or policies issued by the Federal Deposit Insurance Corporation from time to time. In the event any provision of this Plan or any Option Agreement conflicts with or is invalid under any such law, regulation or policy, such provision shall be amended to the extent necessary to make such provision enforceable under such law, regulation or policy, and shall be enforced as amended. All other provisions shall remain enforceable according to their terms.

         In addition to the foregoing, if the Company's capital decreases below the minimum level required by the Company's state or primary federal regulator and the Company's primary federal regulator so directs, the Administrator shall cancel any outstanding incentive or nonqualified stock options not exercised prior to the date specified by the Administrator, which date shall give the Participants a reasonable period of time in which to exercise such options.


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